SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1998


                             ITHACA INDUSTRIES, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


Delaware                            000-22385                    56-1385842
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina               28697
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (336) 667-5231
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ITEM 5.  OTHER EVENTS

         On August 19, 1998, the Board of Directors of Ithaca Industries, Inc. (the "Company") adopted Amendment No. 1, dated August 19, 1998, to the Rights Agreement dated July 10, 1998 effective July 13, 1998, between the Company and American Stock Transfer & Trust Company. The purpose of the Amendment was to change the governing law under the Rights Agreement from New York to Delaware.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

         Exhibit Number            Description
         --------------            -----------
               4                   Amendment No. 1, dated August
                                   19, 1998, to Rights Agreement
                                   between Ithaca Industries, Inc. and
                                   American Stock Transfer & Trust
                                   Company, dated July 10, 1998,
                                   effective as of July 13, 1998.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITHACA INDUSTRIES, INC.


Date: August 31, 1998                   By: /s/ Richard P. Thrush
                                        -----------------------
                                        Richard P. Thrush

                                        Senior Vice President - Finance
                                        and Administration, Chief Accounting
                                        and Principal Financial Officer
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                                  EXHIBIT INDEX


         Exhibit Number            Description
         --------------            -----------
               4                   Amendment No. 1, dated August
                                   19, 1998, to Rights Agreement
                                   between Ithaca Industries, Inc. and
                                   American Stock Transfer & Trust
                                   Company, dated July 10, 1998,
                                   effective as of July 13, 1998.